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                                                                    Exhibit 1(1)

                                           20360267
                                           -------------------------------------
                                                            CORPORATE ACCESS NO.
                                     ALBERTA

                            BUSINESS CORPORATIONS ACT

                                     Form 2


                          CERTIFICATE OF INCORPORATION



                          -MIRABEAU RESOURCES LIMITED-
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                               Name of Corporation


I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES

OF INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER

THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.






                                         ---------------------------------------
                                         Registrar of Corporations

                                                       FEBRUARY 4, 1987
                                         ---------------------------------------
                                         Date of Incorporation